                                                                     EXHIBIT 24

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of January, 1998.



                                        /s/   Sherian G. Cadoria
                                        ----------------------------------------
                                              Sherian G. Cadoria

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of January, 1998.



                                        /s/   Richard B.Crowell
                                        ----------------------------------------
                                              Richard B. Crowell

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of January, 1998.



                                        /s/  J. Patrick Garrett
                                        ----------------------------------------
                                             J. Patrick Garrett

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of January, 1998.



                                        /s/  F. Ben James, Jr.
                                        ----------------------------------------
                                             F. Ben James, Jr.

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of January, 1998.



                                        /s/  Hugh J. Kelly
                                        ----------------------------------------
                                             Hugh J. Kelly

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of January, 1998.



                                        /s/  A. DeLoach Martin, Jr.
                                        ----------------------------------------
                                             A. DeLoach Martin, Jr.

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of January, 1998.



                                        /s/  Robert T. Ratcliff
                                        ----------------------------------------
                                             Robert T. Ratcliff

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of January, 1998.



                                        /s/  Edward M. Simmons
                                        ----------------------------------------
                                             Edward M. Simmons

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K (the "Form 10-K") for the Company's fiscal year ended December 31, 1997, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

                  NOW, THEREFORE, the undersigned, in the capacity of a director or officer or both a director and officer of the Company, as the case may be, does hereby appoint Gregory L. Nesbitt and Thomas J. Howlin, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 23rd day of January, 1998.



                                        /s/  William H. Walker, Jr.
                                        ----------------------------------------
                                             William H. Walker, Jr.